                                                  Registration No. 333 - _______

     As filed with the Securities and Exchange Commission on May 17, 2000
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                      ----------------------------------

                               ALLSCRIPTS, INC.
            (Exact name of registrant as specified in its charter)

               Delaware                                         36-3444974
    (State or other Jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                       Identification Number)

          2401 Commerce Drive                              (847) 680-3515
      Libertyville, Illinois 60048                  (Telephone number, including
    (Address, including zip code, of                 area code, of registrant's
Registrant's principal executive offices)           principal executive offices)

        ALLSCRIPTS, INC. AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN
                           (full title of the plan)

                                Glen E. Tullman
                     Chairman and Chief Executive Officer
                               Allscripts, Inc.
                              2401 Commerce Drive
                         Libertyville, Illinois 60048
                                (847) 680-3515
(Name, address, including zip code and telephone number, including area code, of agent for service)

                                   Copy to:
                              Jeffrey Schumacher
                            Sachnoff & Weaver, Ltd
                              30 S. Wacker Drive
                                  Suite 2900
                           Chicago, Illinois, 60606

                                      CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------
 Title of each class         Amount to be      Proposed maximum         Proposed maximum           Amount of
 of securities to be         registered(1)     offering price per      aggregate offering     registration fee(2)
 registered                                        share(2)                price(2)
-----------------------------------------------------------------------------------------------------------------
 Common Stock, par            3,000,000            $35.875               $107,625,000               $28,413
 value $.01 per share
-----------------------------------------------------------------------------------------------------------------

(1) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.

(2) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on May 11, 2000.

                                    PART II

                          INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


     The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-90129, which was filed with the Commission on November 1, 1999 is incorporated by reference in this S-8 Registration Statement.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Libertyville, State of Illinois, on the 15th day of May, 2000.


                                     Allscripts, Inc.


                                     By:  /s/ Glen E. Tullman
                                         -------------------------------
                                         Glen E. Tullman,
                                         Chairman and Chief Executive Officer

                               POWER OF ATTORNEY


     Know all men by these presents, that each person whose signature appears below constitutes and appoints Glen E. Tullman and David B. Mullen, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Allscripts, Inc.) to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney on the dates set forth below.

        SIGNATURE                               TITLE                        DATE
        ---------                               -----                        ----

/s/ Glen E. Tullman
-------------------------
Glen E. Tullman                              Chairman and                May 15, 2000
                                        Chief Executive Officer
                                     (Principal Executive Officer)


/s/ David B. Mullen
-------------------------
David B. Mullen                   President, Chief Financial Officer     May 15, 2000
                                             and Director
                                     (Principal Financial Officer)


/s/ John G. Cull
-------------------------
John G. Cull                        Senior Vice President, Finance,      May 15, 2000
                                     Treasurer and Secretary
                                    (Principal Accounting Officer)


/s/ Philip D. Green
-------------------------
Philip D. Green                                 Director                 May 15, 2000

        SIGNATURE                               TITLE                        DATE
        ---------                               -----                        ----

/s/ M. Fazle Husain
-------------------------
M. Fazle Husain                                Director                   May 15, 2000


/s/ Michael J. Kluger
-------------------------
Michael J. Kluger                              Director                   May 15, 2000


/s/ Edward M. Philip
-------------------------
Edward M. Philip                               Director                   May 15, 2000


/s/ L. Ben Lytle
-------------------------
L. Ben Lytle                                   Director                   May 15, 2000


/s/ Gary Stein
-------------------------
Gary Stein                                     Director                   May 15, 2000

                                 EXHIBIT INDEX

Exhibit
Number                          Description of Exhibit
------                          ----------------------
  4.1            Certificate of Incorporation of Allscripts, Inc./1/

  4.2            By Laws of Allscripts, Inc./1/

   5             Opinion of Sachnoff & Weaver, Ltd.

 23.1            Consent of PricewaterhouseCoopers LLP

 23.2            Consent of Sachnoff & Weaver, Ltd. (included in Exhibit 5)

  24             Powers of Attorney (contained on the signature page hereto)

-------------------
/1/ Incorporated herein by reference from the Company's quarterly report on Form
    10-Q for the quarter ended June 30, 1999.